UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

NewStar Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33211	54-2157878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 848-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2016, NewStar Financial, Inc. (“NewStar” or the “Company”), NewStar Business Credit LLC, a wholly-owned subsidiary of the Company (“NSBC”) and Sterling National Bank, a national banking association (“Purchaser”), entered into a Unit Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company sold all of the outstanding membership interests in NSBC to Purchaser. The sale of NSBC, NewStar’s asset-based lending business, represents a continuation of the Company’s transformation from a bank-styled, diversified commercial finance company into a more specialized middle market direct lender with a focus on managing assets for institutional investors. The net purchase price paid at closing by Purchaser to the Company was approximately $112.0 million, net of repayment of NSBC indebtedness (estimated to be approximately $237.9 million in the aggregate) and transaction fees and expenses. The purchase price will be subject to adjustment after closing based on a determination of final working capital at the closing date. The Company expects to recognize a gain on the sale in the first quarter of 2016.

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The Company and Purchaser are obligated, subject to certain limitations, to indemnify the other for certain customary and other specified matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain third party claims.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which has been filed with this Current Report on Form 8-K as Exhibit 10.1. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, NSBC or Purchaser. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the Company to Purchaser in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Company and Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement may not constitute the actual state of facts about the Company, NSBC, or Purchaser. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, NSBC or Purchaser. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the transactions contemplated by the Purchase Agreement, at the time of the closing, Purchaser repaid or caused to be repaid, on behalf of NSBC, all outstanding indebtedness of NSBC and its subsidiaries, prior to paying the balance of the purchase price (less transaction expenses) to the Company. In connection with the repayment of the NSBC indebtedness, the obligations of NSBC, the Company and any subsidiaries of NSBC under the following warehouse agreements were terminated as of March 31, 2016: (a) that certain Fourth Amended and Restated Revolving Credit Agreement, dated as of June 19, 2015, by and among NSBC, the Company, NewStar Business Funding 2010-1 LLC, Autobahn Funding Company LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt AM Main, Keybank National Association and U.S. Bank National Association, together with a related performance guaranty of the Company, and (b) that certain Loan and Security Agreement, dated as of December 7, 2012, by and among NewStar Business Funding 2012-1 LLC, NSBC, Wells Fargo Bank, National Association, and U.S. Bank National Association, as subsequently amended as of April 1, 2014, May 5, 2014, December 8, 2014 and June 19, 2015.

Item 8.01 Other Events.

The Company issued a press release announcing the sale of its asset-based lending business pursuant to the Purchase Agreement. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Unit Purchase Agreement by and among Sterling National Bank, NewStar Business Credit LLC, and NewStar Financial, Inc., dated as of March 31, 2016.

99.1	Press Release dated March 31, 2016.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding future events and the future results of the Company, including the expected gain on sale of NSBC that may be recognized, that are based on current expectations, estimates, forecasts and projections about the Company. Words such as “anticipates”, “believes”, “estimates”, “expects”, “intends”, “plans”, “projects”, “may”, “will”, “should” and other similar expressions are intended to identify such forward-looking statements. These forward-looking statements are predictions of future events or trends and are not statements of historical matters. These statements are based on current expectations and beliefs of the Company and involve a number of risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Additional information about the economic, competitive, regulatory and other factors that may affect NewStar’s operations is set forth in Item 1A, “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: March 31, 2016	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Unit Purchase Agreement by and among Sterling National Bank, NewStar Business Credit LLC, and NewStar Financial, Inc., dated as of March 31, 2016.

99.1	Press Release dated March 31, 2016.